SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 6, 2002 (April 23, 2002)

                      Alliance Bancorp of New England, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      001-13405                 06-1495617
(State of Other Jurisdiction        (Commission File             IRS Employer
     of Incorporation)                   Number)              Identification No.

           348 Hartford Turnpike, Vernon, CT              06066
        (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code (860) 875-2500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On April 23,  2002,  the Board of  Directors  of  Alliance  Bancorp  of New
England, Inc. declared a 10% stock split in the form of a stock dividend, payable May 21, 2002 to shareholders of record as of May 7, 2002. Fractional shares will be paid in cash based on a price of $14.50 per share. A copy of the press release announcing the stock dividend is included as Exhibit 99 to this report, and is incorporated by reference herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired

          Not applicable

     (b)  Pro Forma Financial Information

          Not applicable

     (c)  Exhibits

          (99) Press release dated April 23, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            ALLIANCE BANCORP OF
                                              NEW ENGLAND, INC.
                                            Registrant


Date: May 6, 2002                       By: /s/ David H. Gonci
                                            ------------------------------------
                                            David H. Gonci
                                            Senior Vice President/Chief
                                            Financial Officer